UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2009

B & D FOOD CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-21247	13-2622429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

575 Madison Avenue Ste 1006 New York, New York	10022-257
(Address of Principal Executive Offices)	(Zip Code)

(212) 937-8456
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 13, 2009, we entered into a subscription agreement with an investor to issue a total of 18,500,000 shares of common stock and a total of 3,735,956 warrants which are exercisable at prices of $.02 and $.03 in accordance with the subscription agreement to such individuals as designated by such investor for the payment of $.01 per share or a total of $185,000.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2009, Spence Walker was appointed as Chief Financial Officer and a member of the Board of Directors of the Company.

Spence Walker 51, Mr. Walker joined our parent company, B&D Food Corp, in June, 2009 as Chief Financial Officer.  In addition to his role with B&D Food Corp. Mr. Walker is a Canadian resident and is a licensed Certified Public Accountant in the US and Chartered Accountant in Canada.  Mr. Walker is a partner in the professional services firm, DNTW Chartered Accountants, LLP (“DNTW”), which he joined in 2007.  Prior to Joining DNTW, Mr. Walker was a partner in Walker & Company Chartered Accountants, which he formed in 2004 and prior to that he was employed by a mid-sized accounting firm, SF Partnership from 2001 to 2004.   Mr. Walker earned his BComm in 2001 from Ryerson University, his CA in 2003 and his CPA in 2004.  In 2007, Mr. Walker took on the responsibility for leading DNTW’s audit services and has overall responsibility for the Toronto (Markham) office.  Mr. Walker also serves as director on other public and private companies in Canada and the US.  DNTW is compensated separately by the Company on an hourly basis for all work performed on behalf of the Company.

ITEM 3.02    UNREGISTERED SALE OF EQUITY SECURITIES

See Item 1.01 above.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

(c) Exhibits

Exhibit Number	Description

10.1	Management Agreement between B&D Food Corp. and Spence Walker.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

B & D FOOD CORP.
DATED: July 16, 2009
	By:	/s/ Daniel Ollech
Daniel Ollech Chief Executive Officer